EXHIBIT 99.1

                   EMERGENT HOME EQUITY LOAN TRUST 1997-1 Home
              Equity Loan Pass-Through Certificates, Series 1997-1
                              Class A Certificates


        EMERGENT 1997-1 [$75,000,000]
        ---------------------------------------------
        $[44,788,000]   Class A-1 Fixed-Rate Certificates - [ .  ]%
        $[12,236,000]   Class A-2 Fixed-Rate Certificates - [ .  ]%
        $[17,976,000]   Class A-3 Fixed-Rate Certificates - [ .  ]%

The information herein has been provided solely by PSI based on information with respect to the mortgage loans provided by Emergent Mortgage Corp. and its affiliates ("EMERGENT"). Neither PSI nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   EMERGENT HOME EQUITY LOAN TRUST 1997-1 Home
              Equity Loan Pass-Through Certificates, Series 1997-1
                              Class A Certificates
--------------------------------------------------------------------------------

                              CLASS A CERTIFICATES

                        Class A-1            Class A-2             Class A-3
                        Fixed-Rate           Fixed-Rate            Fixed-Rate
                        ---------            ---------             ---------
Approximate
Face Amount:            $[44,788,000]        $[12,236,000]         $[17,976,000]

Avg Life:               [1.8]yrs             [5.0]yrs              [9.775]yrs

Avg Life
to Call:                [1.8]yrs             [5.0]yrs              [8.748]yrs

Coupon:                 [.%]                 [.%]                  [.%]

Price:                  []                   []                    []

Yield (CBE):            [.]                  [.]                   [.]

Spread:                 []                   []                    []

Pricing Spd:            [18]% HEP            [18]% HEP             [18]% HEP

Settlement:             [3/26/97]            [3/26/97]             [3/26/97]

1st Payment
(years):                [0.067]              [3.983]               [6.233]

Exp. Mat:               [3/20/01]            [6/20/03]             [7/20/14]

Exp. Mat
to Call:                [3/20/01]            [6/20/03]             [5/20/07]

Final Mat:              [2/20/12]            [2/20/12]             [3/20/27]

Day Count:              30/360               30/360                30/360

Pymt Delay:             19 days              19 days               19 days

Dated Date:             [3/01/97]            [3/01/97]             [3/01/97]

Pymt Terms:             Monthly              Monthly               Monthly

1st Pymt Date:          [4/20/97]            [4/20/97]             [4/20/97]



          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   EMERGENT HOME EQUITY LOAN TRUST 1997-1 Home
              Equity Loan Pass-Through Certificates, Series 1997-1
                              Class A Certificates

Title of Securities:    Emergent Home Equity Loan Trust 1997-1,
                        Home Equity Loan Pass-Through Certificates,
                        Series 1997-1

Originator/
Servicer:               Emergent Mortgage Corp. ("EMC").

Parent:                 Emergent Group, Inc. ("Emergent").

Seller:                 Emergent Mortgage Holdings Corporation.

Depositor:              Prudential Securities Secured Financing Corp.

Servicer Fee:           50 bps per annum.

Trustee:                First Union National Bank of North Carolina.

Aggregate
Certificate Balance:    Class A:  $[75,000,000.00]

Pricing Date:           [March [], 1997]

Settlement Date:        [March [26], 1997]

Payment Date:           The 20th day of each month (or, if such date is not a
                        business day, the next succeeding business day) commencing April 20, 1997.

Record Date:            -Class A - The last day of the calendar month
                        immediately preceding the related Payment Date.

Interest Accrual:       -Class A - The calendar month preceding the related
                        Payment Date, based on a 30/360 day count.

Form of Certificates:   Book-entry only through the same-day funds facilities
                        of DTC, Euroclear and CEDEL.

Denominations:          Minimum denominations of $100,000 and integral multiples
                        of $1,000 in excess thereof.

Prepayment
Assumption:             For the Class A Certificates, [18]% HEP ([1.8]% CPR in
                        month 1 with monthly incremental increases of [1.8]% CPR until the speed reaches [18]% CPR in month 10 based on loan seasoning.)

Credit Enhancement:     A combination of:
                         - Excess monthly cash flow
                         - Overcollateralization
                         - 100% wrap from FSA  guaranteeing  timely interest and
                           ultimate principal.

Initial
Mortgage Loans:         $64,553,830.89

Expected Additional
Mortgage Loans:         $[12,965,548.96]

Redemption Account:     On the Closing Date, it is expected that the Additional
                        Mortgage Loans will be transferred to the Trust Fund. In the event that less than such amount is transferred, an aggregate cash amount equal to the excess of the Expected Additional Mortgage Loans amount over the actual Additional Mortgage Loans amount (as of their respective Cut-Off Dates) will be deposited by the Originator in the Redemption Account. Any amounts in the Redemption Account will be paid to Certificateholders as a principal prepayment on the first Payment Date.




          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   EMERGENT HOME EQUITY LOAN TRUST 1997-1 Home
              Equity Loan Pass-Through Certificates, Series 1997-1
                              Class A Certificates

Certificate Insurer:    Financial Security Assurance Inc. ("FSA"). FSA's
                        claims-paying ability is rated AAA/Aaa by Standard &
                        Poor's ("S&P") and Moody's Investors Service
                        ("Moody's"), respectively.

Certificate Ratings:    The Class A Certificates will be rated AAA by S&P and
                        Aaa by Moody's.

10% Clean-up Call:      The Holder of the Subordinated Certificates has the
                        option to excercise a call at par plus accrued interest when the outstanding Pool Balance equals 10% or less of the original Pool Balance.

ERISA Consideration:    The Class A Certificates will be ERISA eligible.
                        However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:   The Class A Certificates will not be SMMEA eligible.

Taxation:               REMIC.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Call PSI's ABS trading desk at (212) 778-2741, Sean
                        Arnold (212) 778-4921, Glen Stein (212) 778-2012, Jacqui
                        Galdieri (212) 778-2612 or Mike Corddry at (212)
                        778-2840 with any questions.


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Class         A1
================
Settle 03/26/97
Run To Maturity

          HEP 18.00 HEP 10.00 HEP 15.00 HEP 18.00 HEP 20.00 HEP 23.00 HEP 28.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-00     7.407     7.275     7.358     7.407     7.439     7.487     7.564
   99-04     7.329     7.222     7.289     7.329     7.355     7.392     7.454
   99-08     7.250     7.170     7.221     7.250     7.270     7.298     7.345
   99-12     7.172     7.118     7.152     7.172     7.185     7.205     7.236
   99-16     7.094     7.066     7.084     7.094     7.101     7.111     7.127
   99-20     7.016     7.014     7.016     7.016     7.017     7.018     7.019
   99-24     6.939     6.963     6.948     6.939     6.933     6.925     6.911
   99-28     6.861     6.911     6.880     6.861     6.849     6.832     6.803
  100-00     6.784     6.860     6.812     6.784     6.766     6.739     6.695
  100-04     6.707     6.808     6.744     6.707     6.682     6.646     6.587
  100-08     6.630     6.757     6.677     6.630     6.599     6.554     6.480
  100-12     6.553     6.706     6.609     6.553     6.516     6.462     6.373
  100-16     6.476     6.655     6.542     6.476     6.433     6.370     6.266
  100-20     6.400     6.604     6.475     6.400     6.350     6.278     6.160
  100-24     6.323     6.553     6.408     6.323     6.268     6.186     6.053
  100-28     6.247     6.502     6.341     6.247     6.185     6.095     5.947
  101-00     6.171     6.451     6.275     6.171     6.103     6.004     5.841

Avg. Life    1.801     2.841     2.083     1.801     1.654     1.477     1.258
Mod. Dur.    1.610     2.417     1.837     1.610     1.490     1.342     1.156
Mac. Dur.    1.665     2.500     1.900     1.665     1.540     1.387     1.194
1st  Pmt.    0.067     0.067     0.067     0.067     0.067     0.067     0.067
Last Pmt.    3.983     6.400     4.650     3.983     3.567     3.150     2.567


Class         A2
================
Settle 03/26/97
Run To Maturity

          HEP 18.00 HEP 10.00 HEP 15.00 HEP 18.00 HEP 20.00 HEP 23.00 HEP 28.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-03     7.543     7.502     7.527     7.543     7.554     7.570     7.599
   99-07     7.511     7.481     7.499     7.511     7.520     7.532     7.554
   99-11     7.480     7.459     7.472     7.480     7.486     7.494     7.509
   99-15     7.449     7.437     7.444     7.449     7.452     7.456     7.464
   99-19     7.417     7.416     7.416     7.417     7.418     7.418     7.419
   99-23     7.386     7.394     7.389     7.386     7.384     7.380     7.375
   99-27     7.354     7.372     7.361     7.354     7.350     7.342     7.330
   99-31     7.323     7.351     7.334     7.323     7.316     7.305     7.285
  100-03     7.292     7.329     7.306     7.292     7.282     7.267     7.241
  100-07     7.261     7.308     7.279     7.261     7.248     7.229     7.196
  100-11     7.230     7.286     7.252     7.230     7.215     7.192     7.152
  100-15     7.199     7.265     7.224     7.199     7.181     7.154     7.107
  100-19     7.168     7.243     7.197     7.168     7.148     7.117     7.063
  100-23     7.137     7.222     7.170     7.137     7.114     7.079     7.019
  100-27     7.106     7.201     7.143     7.106     7.081     7.042     6.975
  100-31     7.075     7.179     7.116     7.075     7.047     7.005     6.931
  101-03     7.044     7.158     7.089     7.044     7.014     6.967     6.887

Avg. Life    4.912     7.854     5.749     4.912     4.468     3.925     3.245
Mod. Dur.    3.984     5.769     4.531     3.984     3.681     3.296     2.790
Mac. Dur.    4.130     5.981     4.698     4.130     3.815     3.416     2.892
1st  Pmt.    3.983     6.400     4.650     3.983     3.567     3.150     2.567
Last Pmt.    5.983     9.483     6.983     5.983     5.483     4.817     3.983


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Class         A3
================
Settle 03/26/97
Run To Maturity

          HEP 18.00 HEP 10.00 HEP 15.00 HEP 18.00 HEP 20.00 HEP 23.00 HEP 28.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   98-31+    7.946     7.927     7.938     7.946     7.951     7.960     7.976
   99-03+    7.926     7.911     7.920     7.926     7.930     7.937     7.950
   99-07+    7.906     7.895     7.902     7.906     7.910     7.915     7.924
   99-11+    7.887     7.880     7.884     7.887     7.889     7.892     7.898
   99-15+    7.867     7.864     7.866     7.867     7.868     7.870     7.873
   99-19+    7.848     7.848     7.848     7.848     7.848     7.847     7.847
   99-23+    7.828     7.833     7.830     7.828     7.827     7.825     7.821
   99-27+    7.809     7.817     7.812     7.809     7.806     7.803     7.796
   99-31+    7.789     7.801     7.794     7.789     7.786     7.780     7.770
  100-03+    7.770     7.786     7.777     7.770     7.765     7.758     7.745
  100-07+    7.751     7.770     7.759     7.751     7.745     7.736     7.719
  100-11+    7.731     7.755     7.741     7.731     7.725     7.714     7.694
  100-15+    7.712     7.739     7.723     7.712     7.704     7.691     7.668
  100-19+    7.693     7.724     7.706     7.693     7.684     7.669     7.643
  100-23+    7.674     7.709     7.688     7.674     7.663     7.647     7.618
  100-27+    7.655     7.693     7.670     7.655     7.643     7.625     7.592
  100-31+    7.635     7.678     7.653     7.635     7.623     7.603     7.567

Avg. Life    9.600    13.464    10.865     9.600     8.863     7.896     6.576
Mod. Dur.    6.416     7.996     6.981     6.416     6.065     5.579     4.871
Mac. Dur.    6.666     8.308     7.254     6.666     6.301     5.796     5.060
1st  Pmt.    5.983     9.483     6.983     5.983     5.483     4.817     3.983
Last Pmt.   17.317    24.900    19.567    17.317    15.900    14.900    14.400


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
     -  EMERGENT 1997-1  HEL
     -  Cut Off  Date of Tape is  2/28/97
     -  FIXED RATE COLLATERAL
     -  $64,553,830.89
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,020

Lien Status:                                     First Lien Loans

Aggregate Unpaid Principal Balance:                $64,553,830.89
Aggregate Original Principal Balance:              $64,656,450.95

Weighted Average Gross Coupon:                            11.006%
Gross Coupon Range:                             7.640% -  15.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $63,288.07
Average Original Principal Balance:                    $63,388.68

Maximum Unpaid Principal Balance:                     $376,250.00
Minimum Unpaid Principal Balance:                       $4,405.31

Maximum Original Principal Balance:                   $376,250.00
Minimum Original Principal Balance:                     $7,800.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     208.498
Stated Rem Term Range:                          58.000 -  360.000

Weighted Avg. Stated Rem. Term (PTD to Mat/Amor Date):    271.499
Stated Rem Term Range:                          58.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       0.766
Age Range:                                       0.000 -    3.000

Weighted Average Original Term (to Mat/Bln Date):         209.264
Original Term Range:                            60.000 -  361.000

Weighted Average Original Term (to Mat/Amor Date):        272.265
Original Term Range:                            60.000 -  361.000

Weighted Average Original LTV:                             80.618
Original LTV Range:                             30.000% -  95.000%

--------------------------------------------------------------------------------

Earliest Origination Date:                      12/2/96
Latest Maturity Date:                            3/1/27

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 7.50% < Gross Coupon <=  7.75%          1           33,870.06       0.05
 7.75% < Gross Coupon <=  8.00%          2          132,565.42       0.21
 8.00% < Gross Coupon <=  8.25%          1           64,800.00       0.10
 8.25% < Gross Coupon <=  8.50%         10          959,092.66       1.49
 8.50% < Gross Coupon <=  8.75%          8          493,594.22       0.76
 8.75% < Gross Coupon <=  9.00%         54        3,421,822.59       5.30
 9.00% < Gross Coupon <=  9.25%          6          460,039.70       0.71
 9.25% < Gross Coupon <=  9.50%         70        4,765,911.01       7.38
 9.50% < Gross Coupon <=  9.75%         19        1,119,294.22       1.73
 9.75% < Gross Coupon <= 10.00%         79        5,645,658.57       8.75
10.00% < Gross Coupon <= 10.25%         47        2,962,494.78       4.59
10.25% < Gross Coupon <= 10.50%        106        7,113,082.73      11.02
10.50% < Gross Coupon <= 10.75%         83        5,429,258.47       8.41
10.75% < Gross Coupon <= 11.00%         82        5,514,135.11       8.54
11.00% < Gross Coupon <= 11.25%         42        2,867,615.74       4.44
11.25% < Gross Coupon <= 11.50%         58        3,731,547.32       5.78
11.50% < Gross Coupon <= 11.75%         32        2,568,009.58       3.98
11.75% < Gross Coupon <= 12.00%         50        2,953,344.64       4.58
12.00% < Gross Coupon <= 12.25%         11          723,049.76       1.12
12.25% < Gross Coupon <= 12.50%         64        3,435,101.71       5.32
12.50% < Gross Coupon <= 12.75%          7          413,494.58       0.64
12.75% < Gross Coupon <= 13.00%         81        4,025,195.88       6.24
13.00% < Gross Coupon <= 13.25%          5          415,867.33       0.64
13.25% < Gross Coupon <= 13.50%         55        2,652,065.99       4.11
13.50% < Gross Coupon <= 13.75%          3          187,577.84       0.29
13.75% < Gross Coupon <= 14.00%         31        1,774,140.33       2.75
14.25% < Gross Coupon <= 14.50%          7          418,230.38       0.65
14.75% < Gross Coupon <= 15.00%          4          134,808.73       0.21
15.25% < Gross Coupon <= 15.50%          1           44,244.29       0.07
15.75% < Gross Coupon <= 16.00%          1           93,917.25       0.15
----------------------------------------------------------------------------
Total..........                       1020     $ 64,553,830.89     100.00%
============================================================================

                      REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 48 < Rem Term <=  60          7         264,359.58           0.41%
 60 < Rem Term <=  72          4         160,923.00           0.25%
 72 < Rem Term <=  84          3         171,337.16           0.27%
 84 < Rem Term <=  96          5         233,093.97           0.36%
108 < Rem Term <= 120         47       2,207,759.87           3.42%
132 < Rem Term <= 144         14         865,913.23           1.34%
144 < Rem Term <= 156          7         342,521.85           0.53%
156 < Rem Term <= 168          1          58,763.49           0.09%
168 < Rem Term <= 180        725      44,871,154.05          69.51%
180 < Rem Term <= 192          1          76,541.66           0.12%
228 < Rem Term <= 240         73       4,961,783.76           7.69%
288 < Rem Term <= 300          7         463,069.74           0.72%
312 < Rem Term <= 324          1          35,219.71           0.05%
348 < Rem Term <= 360        125       9,841,389.82          15.25%
-------------------------------------------------------------------
Total............        1,020    64,553,830.89             100.00%
===================================================================

                              YEARS OF ORIGINATION

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1996                          253        14,974,681.29      23.20
   1997                          767        49,579,149.60      76.80
--------------------------------------------------------------------------
Total.................          1020      $ 64,553,830.89     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                PAID THROUGH DATE

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

01/01/97                           4           248,270.83       0.38
01/03/97                           1            38,391.86       0.06
01/04/97                           1            73,139.23       0.11
01/06/97                           1           120,720.00       0.19
01/07/97                           1            34,000.00       0.05
01/09/97                           2            88,122.90       0.14
01/10/97                           3           184,347.22       0.29
01/11/97                           4           146,485.82       0.23
01/12/97                           1            63,577.27       0.10
01/13/97                           8           464,346.25       0.72
01/15/97                           1            70,400.00       0.11
01/16/97                           4           217,253.49       0.34
01/17/97                          10           426,844.44       0.66
01/18/97                           8           439,200.41       0.68
01/19/97                           4           212,964.77       0.33
01/20/97                          14           787,126.55       1.22
01/21/97                           1            96,000.00       0.15
01/22/97                           6           449,659.12       0.70
01/23/97                          20         1,331,073.50       2.06
01/24/97                          17         1,153,590.78       1.79
01/25/97                           1            59,978.08       0.09
01/26/97                           1           125,563.92       0.19
01/27/97                           1           200,128.69       0.31
01/30/97                           6           385,753.13       0.60
02/01/97                         173        12,086,370.25      18.72
02/02/97                          15           946,750.91       1.47
02/03/97                          31         1,750,871.96       2.71
02/04/97                          21         1,180,424.54       1.83
02/05/97                          24         1,515,824.50       2.35
02/06/97                          32         2,098,789.07       3.25
02/07/97                          23         1,616,026.44       2.50
02/08/97                          13           842,424.98       1.30
02/09/97                           4           236,057.36       0.37
02/10/97                          45         2,752,157.60       4.26
02/11/97                          17           957,082.40       1.48
02/12/97                          26         1,634,431.13       2.53
02/13/97                          31         2,130,699.20       3.30
02/14/97                          32         2,104,678.85       3.26
02/15/97                          10           686,758.91       1.06
02/16/97                           8           485,429.04       0.75
02/17/97                          36         2,140,994.91       3.32
02/18/97                          33         1,985,352.29       3.08
02/19/97                          38         2,265,699.33       3.51
02/20/97                          50         3,222,072.74       4.99
02/21/97                          33         1,648,271.26       2.55
02/22/97                          11           455,010.90       0.70
02/23/97                          29         1,907,806.38       2.96
02/24/97                          60         4,094,961.41       6.34
02/25/97                          33         1,962,074.27       3.04
03/01/97                          62         3,867,846.71       5.99
03/02/97                           2           101,278.71       0.16
03/03/97                           3           147,406.66       0.23
03/05/97                           2           174,073.99       0.27
03/07/97                           1            46,705.77       0.07
03/16/97                           1            52,736.25       0.08
03/20/97                           1            39,823.91       0.06
--------------------------------------------------------------------------
Total..................         1020      $ 64,553,830.89     100.00%
==========================================================================

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

25.000 < LTV <= 30.000             1             7,800.00       0.01
30.000 < LTV <= 35.000             1            35,000.00       0.05
40.000 < LTV <= 45.000             1            36,971.00       0.06
45.000 < LTV <= 50.000             1            35,000.00       0.05
50.000 < LTV <= 55.000             5           264,420.13       0.41
55.000 < LTV <= 60.000             8           286,794.14       0.44
60.000 < LTV <= 65.000            21         1,083,668.20       1.68
65.000 < LTV <= 70.000            38         1,978,789.77       3.07
70.000 < LTV <= 75.000           123         7,143,678.32      11.07
75.000 < LTV <= 80.000           520        31,060,533.21      48.12
80.000 < LTV <= 85.000           151        10,408,679.47      16.12
85.000 < LTV <= 90.000           146        11,842,329.53      18.34
90.000 < LTV <= 95.000             4           370,167.12       0.57
--------------------------------------------------------------------------
Total....................       1020      $ 64,553,830.89     100.00%
==========================================================================

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

         0 < Balance <=     5,000       1            4,405.31       0.01
     5,000 < Balance <=    10,000       1            7,800.00       0.01
    10,000 < Balance <=    15,000       1           12,350.26       0.02
    15,000 < Balance <=    20,000       7          124,282.55       0.19
    20,000 < Balance <=    25,000      22          500,634.93       0.78
    25,000 < Balance <=    30,000      28          778,282.33       1.21
    30,000 < Balance <=    35,000      75        2,459,260.49       3.81
    35,000 < Balance <=    40,000      94        3,545,965.73       5.49
    40,000 < Balance <=    45,000      73        3,129,293.34       4.85
    45,000 < Balance <=    50,000      96        4,566,618.90       7.07
    50,000 < Balance <=    55,000      95        4,968,620.76       7.70
    55,000 < Balance <=    60,000      99        5,732,123.72       8.88
    60,000 < Balance <=    65,000      86        5,408,101.19       8.38
    65,000 < Balance <=    70,000      47        3,169,507.41       4.91
    70,000 < Balance <=    75,000      54        3,904,540.48       6.05
    75,000 < Balance <=    80,000      52        4,031,845.13       6.25
    80,000 < Balance <=    85,000      28        2,305,565.90       3.57
    85,000 < Balance <=    90,000      28        2,466,837.88       3.82
    90,000 < Balance <=    95,000      20        1,850,318.21       2.87
    95,000 < Balance <=   100,000      19        1,841,544.81       2.85
   100,000 < Balance <=   105,000      13        1,334,108.87       2.07
   105,000 < Balance <=   110,000       9          966,630.27       1.50
   110,000 < Balance <=   115,000      12        1,352,658.68       2.10
   115,000 < Balance <=   120,000       6          708,966.84       1.10
   120,000 < Balance <=   125,000       9        1,102,904.65       1.71
   125,000 < Balance <=   130,000       4          509,444.75       0.79
   130,000 < Balance <=   135,000       4          529,806.23       0.82
   135,000 < Balance <=   140,000       6          825,425.65       1.28
   140,000 < Balance <=   145,000       3          427,202.67       0.66
   145,000 < Balance <=   150,000       2          293,796.92       0.46
   150,000 < Balance <=   200,000      12        2,079,291.18       3.22
   200,000 < Balance <=   250,000       5        1,067,503.90       1.65
   250,000 < Balance <=   300,000       8        2,171,940.95       3.36
   350,000 < Balance <=   400,000       1          376,250.00       0.58
--------------------------------------------------------------------------
Total....................           1020      $ 64,553,830.89     100.00%
==========================================================================

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AL                         1                  50,154.06         0.08
CO                        11                 971,743.60         1.51
DC                         1                  29,814.91         0.05
FL                       110               7,167,797.69        11.10
GA                        94               6,773,972.61        10.49
ID                         4                 360,724.28         0.56
IL                         1                  35,980.28         0.06
IN                        67               3,865,014.64         5.99
KY                        37               1,929,566.51         2.99
LA                        64               3,655,009.12         5.66
MD                        11               1,208,834.18         1.87
MI                        24               1,905,671.19         2.95
MO                         1                  34,459.75         0.05
MS                        35               1,970,030.42         3.05
MT                         5                 338,061.47         0.52
NC                       188              12,608,777.85        19.53
NJ                         1                 148,446.92         0.23
NY                         1                  61,750.00         0.10
OR                         8                 779,397.44         1.21
PA                         2                  65,088.26         0.10
SC                       227              11,907,019.49        18.45
TN                        89               5,937,443.82         9.20
UT                         1                  50,901.08         0.08
VA                        37               2,698,171.32         4.18
--------------------------------------------------------------------------
Total...............    1020            $ 64,553,830.89       100.00%
==========================================================================

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                    980        62,519,544.54      96.85
Manufacuted/Mobile Home           26         1,381,618.64       2.14
Rental/Investor Property          14           652,667.71       1.01
--------------------------------------------------------------------------
Total...............            1020      $ 64,553,830.89     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      1003    63,650,730.84          98.60
Non Owner Occ.                    17       903,100.05           1.40
--------------------------------------------------------------------------
Total..................         1020  $ 64,553,830.89         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL

                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                               Number of          Unpaid            Aggregate
                               Mortgage          Principal          Principal
                                 Loans            Balance            Balance

Full Documentation                 906         57,530,833.52          89.12
Stated Documentation                28          1,657,245.61           2.57
Lite Documentation                  86          5,365,751.76           8.31
--------------------------------------------------------------------------------
Total..................          1020         $ 64,553,830.89     100.00%
================================================================================

                                  LOAN PURPOSE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                             Number of            Unpaid          Aggregate
                             Mortgage            Principal        Principal
                               Loans              Balance          Balance

Debt Consol. ETO                 167             10,586,822.59      16.40
Debt Consol. no ETO              154             10,483,885.29      16.24
Home Improv. no ETO                3                171,803.45       0.27
Multi-pupose REFI ETO            120              7,898,016.84      12.23
Multi-pupose REFI no ETO          62              4,260,070.26       6.60
Purchase ETO                      94              5,070,096.37       7.85
Purchase no ETO                  169              9,454,344.32      14.65
REFI ETO                         103              6,601,587.25      10.23
REFI no ETO                      148             10,027,204.52      15.53
--------------------------------------------------------------------------
Total...............            1020           $ 64,553,830.89     100.00%
==========================================================================

                                   LOAN GRADE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

AA                        82               5,703,666.92         8.84
A                        553              37,868,375.49        58.66
B                        284              15,405,451.77        23.86
C                        101               5,576,336.71         8.64
--------------------------------------------------------------------------
Total...............    1020            $ 64,553,830.89       100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 Amortization

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 648    41,930,880.57          64.95
Partially Amortizing             372    22,622,950.32          35.05
--------------------------------------------------------------------------
Total..................         1020  $ 64,553,830.89         100.00%
==========================================================================

                                   ORIGINATOR

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                             Number of            Unpaid          Aggregate
                             Mortgage            Principal        Principal
                               Loans              Balance          Balance

ALLIED                             1                 34,459.75       0.05
CENTRAL CREDIT                   270             17,695,234.93      27.41
CHASE                             65              4,202,768.52       6.51
CONSUMER                           4                305,035.98       0.47
DIRECT                            15                987,334.00       1.53
GREENVILLE HOMEGOLD                9                586,131.44       0.91
INDIANAPOLIS RETAIL              323             22,206,357.94      34.40
PHOENIX RETAIL                   120              7,769,851.20      12.04
PRIME/EAGLE                      203             10,359,698.42      16.05
STERLING RETAIL                   10                406,958.71       0.63
--------------------------------------------------------------------------
Total...............            1020           $ 64,553,830.89     100.00%
==========================================================================